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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): JANUARY 26, 1999


                              GREYHOUND LINES, INC.
             (Exact Name of Registrant as Specified in its Charter)



      DELAWARE                     1-10841                   86-0572343
      (State of                  (Commission                (IRS Employer
    Incorporation)              File Number)             Identification No.)


15110 NORTH DALLAS PARKWAY, SUITE 600, DALLAS, TEXAS            75248
      (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (972) 789-7000




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ITEM 5.  OTHER EVENTS.


         Greyhound Lines, Inc. (the "Company") is a party to an Amended and Restated Agreement and Plan of Merger (the "Merger Agreement") with Laidlaw Inc. ("Laidlaw") and Laidlaw Transit Acquisition Corp., a wholly owned subsidiary of Laidlaw.

         In the merger, Laidlaw will pay $6.50 (the "merger consideration") for each outstanding share of the Company's common stock. Under the terms of the Merger Agreement, Laidlaw had the option to satisfy up to $4.00 of the merger consideration with Laidlaw common shares. However, on January 26, 1999, Laidlaw delivered to Greyhound a letter informing Greyhound that Laidlaw was irrevocably waiving its right to satisfy any portion of the merger consideration with Laidlaw common shares. As a result, the merger consideration will be paid entirely in cash.

         A copy of the Laidlaw letter is filed as an exhibit to this report and is incorporated herein by reference.





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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits:

                  Exhibit
                  Number            Exhibit
                  ------            -------
                      2.1           Amended and Restated Agreement and Plan of
                                    Merger (the "Merger Agreement"), dated as of
                                    November 5, 1998, by and among Greyhound
                                    Lines, Inc., Laidlaw Inc. and Laidlaw
                                    Transit Acquisition Corp. (In accordance
                                    with Item 601 of Registration S-K, this copy
                                    of the Merger Agreement does not include the
                                    schedules thereto, which schedules are
                                    listed in the table of schedules to the
                                    Merger Agreement. The Company agrees to
                                    furnish supplementary to the Securities and
                                    Exchange Commission a copy of such schedules
                                    upon request.) (filed as Exhibit 2.1 to the
                                    Company's Form 10-Q for the period ended
                                    September 30, 1998 and incorporated herein
                                    by reference)

                      2.2           Laidlaw letter, dated January 26, 1999.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      GREYHOUND LINES, INC.



                                      By:  /s/ Mark E. Southerst
                                           -------------------------------------
                                           Mark E. Southerst, Vice President and
                                           General Counsel and Secretary



Dated:  January 28, 1999


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                                INDEX TO EXHIBITS




        EXHIBIT
        NUMBER          Exhibit
        ------          -------

          2.1           Amended and Restated Agreement and Plan of Merger (the
                        "Merger Agreement"), dated as of November 5, 1998, by and among Greyhound Lines, Inc., Laidlaw Inc. and
                        Laidlaw Transit Acquisition Corp. (In accordance with
                        Item 601 of Registration S-K, this copy of the Merger
                        Agreement does not include the schedules thereto, which schedules are listed in the table of schedules to the Merger Agreement. The Company agrees to furnish supplementary to the Securities and Exchange Commission a copy of such schedules upon request.) (filed as
                        Exhibit 2.1 to the Company's Form 10-Q for the period ended September 30, 1998 and incorporated herein by reference)


          2.2           Laidlaw letter, dated January 26, 1999.
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